                                                                   EXHIBIT 10.23


THE SECURITIES REPRESENTED HEREBY AND ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION THEREUNDER OR EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                               CELSION CORPORATION
                   WARRANT TO PURCHASE SHARES OF COMMON STOCK

                        VOID AFTER _________ _____, 200_


        1.      Warrant to Purchase Common Stock.

                1.1 Warrant to Purchase Shares. This warrant (this "Warrant") certifies that for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, __________________ (the "Warrant Holder") is entitled, effective as of __________, 200_, subject to the terms and conditions of this Warrant to purchase from Celsion Corporation, a Delaware corporation (the "Company") up to a total of___________ shares of Common Stock, par value $0.01 per share, of the Company (the "Shares") at the price of $0.60 per share (the "Exercise Price") prior to 5:00 p.m. prevailing Eastern time on _________ _____, 200_ (the "Expiration Date"). The Warrant must be exercised, in whole or in part, any time on or before the Expiration Date, subject to earlier call by the Company as provided herein. Unless the context otherwise requires, the term "Shares" shall mean and include the Common Stock of the Company and other securities and property at any time receivable or issuable upon exercise of this Warrant. The term "Warrant" as used herein, shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein.

                1.2 Adjustment of Exercise Price and Number of Shares. The number and character of Shares issuable upon exercise of this Warrant (or any shares of stock or other securities or property at the time receivable or issuable upon exercise of this Warrant) and the Exercise Price therefor, are subject to adjustment upon occurrence of the following events:

                        (a) Adjustment for Stock Splits, Stock Dividends, Recapitalizations, etc. The Exercise Price of this Warrant and the number of Shares issuable upon exercise of this Warrant each shall be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split, combination of shares, reclassification, recapitalization or other similar event altering the number of outstanding shares of the Company's Common Stock.

                        (b)     Adjustment for Other Dividends and
Distributions. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Shares payable in securities of the Company then, and in each such case, the Warrant Holder, on exercise of this Warrant at any time after the consummation, effective date or record date of such event, shall receive, in addition to the Shares (or such other stock or securities) issuable on such exercise prior to such date, the securities of the Company to which such Warrant Holder would have been entitled upon such date if such Warrant Holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

                        (c) Adjustment for Capital Reorganization, Consolidation, Merger. If any capital reorganization of the capital stock of the Company, or any consolidation or merger of the Company with or into another corporation, or the sale of all or substantially all of the Company's assets to another corporation shall be effected in such a way that holders of the Company's Common Stock will be entitled to receive stock, securities or assets with respect to or in exchange for the Company's Common Stock, then in each such case the Warrant Holder, upon the exercise of this Warrant at any time after the consummation of such capital reorganization, consolidation, merger, or sale, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which such Warrant Holder would have been entitled upon such consummation if such Warrant Holder had exercised this Warrant immediately prior to the consummation of such capital reorganization, consolidation, merger, or sale, all subject to further adjustment as provided in this Section 1.2; and in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

        2.      Manner of Exercise.

                2.1 Warrant Exercise Agreement. This Warrant may be exercised, in whole or in part, on any business day on or prior to the Expiration Date, subject to earlier call by the Company as provided herein. To exercise this Warrant, the Warrant Holder must surrender to the Company this Warrant and deliver to the Company: (a) a duly executed exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Company from time to time (the "Warrant Exercise Agreement"); (b) if applicable, a spousal consent in the form attached hereto as Exhibit B; and (c) payment in full of the Exercise Price for the number of Shares to be purchased upon exercise hereof. If someone other than the Warrant Holder exercises this Warrant, then such person must submit to the Company each of the items set forth in clauses (a) through (c) of the foregoing sentence and, in addition, must submit documentation acceptable to the Company that such person has the right to exercise this Warrant. Upon a partial exercise, this Warrant shall be surrendered, and a new Warrant of the same tenor for purchase of the number of remaining Shares not previously purchased shall be issued by the Company to the Warrant Holder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender of, if such date is not a business day, then as of the close of business on the next succeeding business day, for exercise as provided above, and the person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such Shares as of the close of business on such deemed exercise date.

                2.2 Limitations on Exercise. This Warrant may not be exercised as to fewer than One Hundred (100) Shares unless it is exercised as to all Shares as to which this Warrant is then exercisable.

                2.3 Payment. The Warrant Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by certified or cashier's check or wire transfer or other immediately available funds) or, where permitted by law and provided that a public market for the Company's stock exists, (a) through a "same day sale" commitment from the Warrant Holder and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer"), whereby the Warrant Holder irrevocably elects to exercise this Warrant and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits, upon receipt of such Shares, to forward the Exercise Price directly to the Company or (b) through a "margin" commitment from the Warrant Holder and an NASD Dealer, whereby the Warrant Holder irrevocably elects to exercise this Warrant and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company.

                2.4 Tax Withholding. Prior to the issuance of the Shares upon exercise of this Warrant, the Warrant Holder must pay or provide for any applicable federal or state withholding obligations of the Company.

                2.5 Issuance of Shares. Provided that the Warrant Exercise Agreement and payment have been received by the Company as provided above, the Company shall issue the Shares (adjusted as provided herein) registered in the name of the Warrant Holder, the Warrant Holder's authorized assignee, or the Warrant Holder's legal representative, and shall deliver one or more certificates representing the Shares as the Warrant Holder reasonably may request with the appropriate legends affixed thereto.

        3. Registration Rights. The Shares will have the registration rights as provided for in Section 4 of the Subscription Agreement entered into between the Company and the Warrant Holder in connection with the issuance and purchase of this Warrant (the "Subscription Agreement").

        4. Redemption. The Company, at its sole discretion, may, at any time and from time to time after January 31, 2002, redeem and cancel all or any part of the outstanding Warrants upon the payment of consideration consisting of one cent ($0.01) for each Warrant redeemed and cancelled; provided, however, that any such redemptions and cancellations may be made by the Company only upon thirty (30) calendar days' prior written notice (the "Redemption Date" being the close of business on the thirtieth (30th) day following the date the notice is deemed to be given to Warrant Holders pursuant to Section 9 hereof) and only if the closing sales price for a share of the Company's Common Stock as reported on the American Stock Exchange or similar national market has been equal to or greater than $1.50 for any period of at least ten (10) consecutive trading days commencing on or after February 1, 2002; and provided further that the holder of any Warrant subject to such redemption and cancellation may exercise such Warrant at any time prior to the expiration of the thirty (30)-day notice period; and provided further that the Company's right to redeem and cancel the Warrant shall be suspended in the event the shelf registration statement required under Section 4 of the Subscription Agreement is subject to a stop order or is otherwise not in effect or if a Warrant Holder is advised under
Section 4(c) of the Subscription Agreement that the prospectus thereto contains a material misstatement or omission during any portion of the thirty (30)-day notice period, with such suspension to terminate and the Company's right to redeem and cancel to be reinstated on the date following the date on which (i) a registration statement covering the Shares is effective and not subject to any stop orders and (ii) the Company has delivered to the Warrant Holder a prospectus covering the Shares of such Warrant Holder under Section 4(c) of the Subscription Agreement. The notice period shall then be extended for a period equal to the number of days during the notice period during which registration was not effective or the prospectus was not available or contained a material misstatement or omission. If less than all of the outstanding Warrants are redeemed and cancelled, Warrants shall be redeemed and cancelled on a pro rata basis.

        5. Compliance with Laws and Regulations. The exercise of this Warrant and the issuance and transfer of Shares shall be subject to compliance by the Company and the Warrant Holder with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange and/or over-the-counter market on which the Company's Common Stock may be listed at the time of such issuance or transfer.

        6. Transfer and Exchange. This Warrant and the rights hereunder may not be transferred in whole or in part without the Company's prior written consent, which consent shall not be unreasonably withheld, and may not be transferred unless such transfer complies with all applicable securities laws. If a transfer of all or part of this Warrant is permitted as provided in the preceding sentence, then this Warrant and all rights hereunder may be transferred, in whole or in part, on the books of the Company or its agent maintained for such purpose at the principal office of the Company or its agent, by the Warrant Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any permitted partial transfer, the Company will issue and deliver to the Warrant Holder a new Warrant or Warrants of like tenor with respect to the portion of the Warrant not so transferred. Each taker and holder of this Warrant or any portion hereof, by taking or holding the same, consents and agrees to be bound by the terms, conditions, representations and warranties hereof, including the registration provisions contained in Section 4 of the Subscription Agreement, (and as a condition to any transfer of this Warrant the transferee shall execute an agreement confirming the same), and, when this Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; provided, however that until a transfer of this Warrant is duly registered on the books of the Company or its agent, the Company may treat the Warrant Holder hereof as the owner of this Warrant for all purposes.

        7. Privileges of Stock Ownership. The Warrant Holder shall not have any of the rights of a shareholder with respect to any Shares until such time, if any, as the Warrant Holder exercises this Warrant and pays the Exercise Price in accordance with the terms hereof.

        8. Entire Agreement. The Warrant Exercise Agreement is incorporated herein by reference. This Warrant, the Warrant Exercise Agreement, and the Subscription Agreement for the purposes and to the extent set forth herein, constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

        9. Notices. Any notice required to be given or delivered to the Company under the terms of this Warrant shall be in writing and addressed to the Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to the Warrant Holder shall be in writing and addressed to the Warrant Holder at the address indicated below or at such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered: upon personal delivery; five (5) calendar days after deposit in the United States mail by certified or registered mail (return receipt requested) with postage thereon prepaid; one (1) business day after deposit for next business day delivery with any return receipt express courier (prepaid); or one (1) business day after transmission by fax or telecopier with confirmation of transmission thereof.

        10. Successors and Assigns. This Warrant shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Warrant shall be binding upon the Warrant Holder and the Warrant Holder's heirs, executors, administrators, legal representatives, successors and assigns.

        11. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Maryland as such laws are applied to agreements between Maryland residents entered into and to be performed entirely within Maryland.

        12. Acceptance. The Warrant Holder has read and understands the terms and provisions of this Warrant, and accepts this Warrant subject to all the terms and conditions hereof. The Warrant Holder acknowledges that there may be adverse tax consequences upon exercise of this Warrant or disposition of the Shares and that the Warrant Holder should consult a tax adviser prior to such exercise or disposition.

        IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its __________ ____, 200.

                                              CELSION CORPORATION



                                              Signed:
                                                     ---------------------------

                                              Printed:
                                                      --------------------------

                                              Title:
                                                    ----------------------------

                                              Address:
                                              10220-I Old Columbia Road
                                              Columbia, Maryland 21046-1785


[SIGNATURE PAGE TO WARRANT]

                                    EXHIBIT A

                               CELSION CORPORATION
                           WARRANT EXERCISE AGREEMENT


CELSION CORPORATION
10220-I Old Columbia Road
Columbia, Maryland 21046-1785
Attention: Chief Financial Officer

        The Warrant Holder hereby elects to purchase the number of shares (the "Shares") of the Common Stock, par value $0.01 per share, of Celsion Corporation (the "Company") as set forth below, pursuant to that certain Warrant dated as of the date set forth below (the "Warrant"), the terms and conditions of which are hereby incorporated by reference (please print):

Warrant Holder:
               -----------------------------------------------------------------
Social Security or Tax I.D. No.:
                                ------------------------------------------------
Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
Warrant Date:
             -------------------------------------------------------------------
Date of Exercise:
                 ---------------------------------------------------------------
Exercise Price Per Share:
                         -------------------------------------------------------
Number of Shares Subject to Exercise and Purchase:
                                                  ------------------------------
Total Exercise Price:
                     -----------------------------------------------------------
Exact Name of Title to Shares:
                              --------------------------------------------------

--------------------------------------------------------------------------------

        The Warrant Holder hereby delivers to the Company the Total Exercise Price as follows (check and complete as appropriate):

        1. in cash in the amount of $_______, receipt of which is acknowledged by the Company;

        2. through a "same-day-sale" commitment from the Warrant Holder and the broker named below in the amount of $_________ and substantially in the form attached hereto as Attachment 1; or

        3. through a "margin" commitment from the Warrant Holder and the broker named below in the amount of $_________ and substantially in the form attached hereto as Attachment 2.

                Broker Name:__________________  Brokerage Firm:_________________

        Tax Consequences. THE COMPANY IS UNDER NO OBLIGATION TO REPORT THE EXERCISE OF THIS WARRANT TO THE INTERNAL REVENUE SERVICE OR ANY TAXING AUTHORITY OF ANY STATE, LOCAL OR OTHER JURISDICTION. THE WARRANT HOLDER UNDERSTANDS THAT HE, SHE

OR IT MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF THE WARRANT HOLDER'S PURCHASE OR DISPOSITION OF THE SHARES. THE WARRANT HOLDER REPRESENTS THAT HE, SHE OR IT HAS CONSULTED WITH ANY TAX CONSULTANT(S) THE WARRANT HOLDER DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT THE WARRANT HOLDER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.


                                   ---------------------------------
                                        Name of Warrant Holder


                                   ---------------------------------
                                      Signature of Warrant Holder


                                   ---------------------------------
                                             Printed Name


                                   ---------------------------------
                                                 Title

                                    EXHIBIT B

                                 SPOUSAL CONSENT


        The undersigned spouse of the Warrant Holder has read, understands, and hereby approves the Warrant Exercise Agreement between the Warrant Holder and the Company (the "Agreement"). In consideration of the Company's granting the Warrant Holder the right to purchase the Shares as set forth in the Agreement, the undersigned hereby agrees to be bound irrevocably by the Agreement and further agrees that any community property interest shall similarly be bound by the Agreement. The undersigned hereby appoints the Warrant Holder as his or her attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.



Date:
     -------------------------------         -------------------------------
                                             Warrant Holder's Spouse

                                             Address:
                                                     -----------------------

                                             -------------------------------

                                             -------------------------------

                                  ATTACHMENT 1

                            SAME DAY SALE COMMITMENT

                            ---------------, -------


Celsion Corporation
10220-I Old Columbia Road
Columbia, Maryland 21046-1785
Attention: Chief Financial Officer

        The undersigned Warrant Holder ("Warrant Holder") desires to exercise that certain warrant described in the attached Warrant Exercise Agreement (the "Warrant") with respect to _________ shares of Celsion Corporation (the "Company") Common Stock (the "Number of Shares"), and to sell immediately _________ of the Number of Shares (the "Same-Day Sale Shares") through the undersigned broker (the "Broker") and for the Broker to pay directly to the Company from the proceeds from such sale $__________ (the "Exercise Price").

        Accordingly, the Warrant Holder hereby represents as follows: (i) the Warrant Holder hereby irrevocably exercises the Warrant with respect to the Number of Shares and (ii) the Warrant Holder hereby irrevocably elects to sell through the Broker the Same-Day-Sale Shares and unconditionally authorizes the Company or its transfer agent to deliver certificates representing the Same-Day-Sale Shares to the Broker.

        The Broker hereby represents as follows: (i) the Broker is a member in good standing of the National Association of Securities Dealers, Inc. and (ii) the Broker irrevocably commits to pay to the Company, no more than one (1) business day after receiving certificates representing the Same-Day-Sale Shares, the Exercise Price by check or wire transfer to an account specified by the Company.

WARRANT HOLDER:                         BROKER:


-------------------------------         -------------------------------
(Name)                                  (Name of Firm)


-------------------------------         -------------------------------
(Signature)                             (Signature)


-------------------------------         -------------------------------
(Printed)                               (Printed Name)


-------------------------------         -------------------------------
(Title)                                 (Title)

                                  ATTACHMENT 2

                                MARGIN COMMITMENT

                             --------------, -------

CELSION CORPORATION
10220-I Old Columbia Road
Columbia, Maryland 21046-1785
Attention: Chief Financial Officer

        The undersigned Warrant Holder ("Warrant Holder") desires to exercise that certain warrant described in the attached Warrant Exercise Agreement (the "Warrant") with respect to _________ shares of Celsion Corporation (the "Company") Common Stock (the "Number of Shares"), and to pledge immediately ________ of the Number of Shares (the "Margin Shares") through the undersigned broker (the "Broker") as security for a loan from the Broker and for the Broker to pay directly to the Company $________ (the "Exercise Price").

        Accordingly, the Warrant Holder hereby represents as follows: (i) the Warrant Holder hereby irrevocably exercises the Warrant with respect to the Number of Shares and (ii) the Warrant Holder hereby irrevocably elects to pledge to the Broker the Margin Shares and unconditionally authorizes the Company or its transfer agent to deliver certificates representing the Margin Shares to the Broker.

        The Broker hereby represents as follows: (i) the Broker is a member in good standing of the National Association of Securities Dealers, Inc. and (ii) the Broker irrevocably commits to pay to the Company, no more than one (1) business day after receiving certificates representing the Margin Shares, the Exercise Price by check or wire transfer to an account specified by the Company.

WARRANT HOLDER:                         BROKER:


-------------------------------         -------------------------------
(Name)                                  (Name of Firm)


-------------------------------         -------------------------------
(Signature)                             (Signature)


-------------------------------         -------------------------------
(Printed)                               (Printed Name)


-------------------------------         -------------------------------
(Title)                                 (Title)